Exhibit 10.2.1

                                                         Draft: 4 September 2003

Class A2 Confirmation

                               Confirmation to the
                          1992 ISDA Master(R) Agreement
                     relating to the Class A2 Swap Agreement
                            Dated [ ] September 2003

GRACECHURCH CARD FUNDING (NO. 5) PLC

Re: Transaction between Barclays Bank PLC ("Party A") and Gracechurch Card Funding (No. 5) PLC ("Party B")

Dear Sirs:

The purpose of this letter agreement is to confirm the terms and conditions of the Swap Transaction entered into between you and us on the Trade Date specified below (the "Swap Transaction"). References herein to a Transaction shall be deemed to be references to a Swap Transaction for the purposes of the Definitions.

The definitions and provisions contained in the 2000 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc.) are incorporated into this Confirmation. In the event of any inconsistency between those Definitions and this Confirmation, this Confirmation will govern.

1. This Confirmation incorporates the ISDA Master Agreement, including the schedule thereto (the "ISDA Master") dated as of [ ] September 2003, between you and us and this Confirmation, together with the ISDA Master, constitutes a single agreement (the "Agreement"). All provisions contained in the ISDA Master apply to this Confirmation except as expressly modified below.

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

        Party A:                           Barclays Bank PLC

        Party B:                           Gracechurch Card Funding (No. 5) PLC

        Trade Date:                        [ ] September 2003

        Effective Date:                    [ ]   September    2003;    provided,
                                           however,    that   effectiveness   is
                                           subject to the  issuance of the Notes
                                           and the  receipt by the  Series  03-3
                                           Issuer  on or prior to [ ]  September
                                           2003  of  unconditional  confirmation
                                           that  upon  issue  the Class A2 Notes
                                           will be rated Aaa by Moody's  and AAA
                                           by Standard & Poor's.

        Termination Date:                  15 August 2006, subject to adjustment
                                           in  accordance   with  the  Following
                                           Business Day

                                           Convention, and subject to adjustment
                                           in accordance with Section 3.4 below

        Business Days for USD:             A day other than a Saturday, a Sunday
                                           or   a   day   on    which    banking
                                           institutions  in  London,  England or
                                           New York,  New York are authorised or
                                           obliged by law to be closed

        Business Days for GBP:             Any  day  other  than a  Saturday,  a
                                           Sunday  or a  day  on  which  banking
                                           institutions  in  London,  England or
                                           New York,  New York are authorised or
                                           obliged by law to be closed

        Calculation Agent                  Party A

        Initial Exchange Amounts and Final Exchange Amounts

        Party A Initial Exchange Amount:   GBP [ ]

        Party A Initial Exchange Date:     Effective Date

        Party A Final Exchange Amount:     Party  A   Currency   Amount  on  the
                                           Termination Date

        Party A Final Exchange Date:       Termination Date

        Party B Initial Exchange Amount:   USD  [ ] plus Party B Swap Fee

        Party B Swap Fee:                  [ ]

        Party B Initial Exchange Date:     Effective Date

        Party B Final Exchange Amount:     Party  B   Currency   Amount  on  the
                                           Termination Date

        Party B Final Exchange Date:       Termination Date

        Party A Fixed Rate Amounts

        Party A Fixed Rate Payer:          Party A

        Party A Currency Amount:           USD [ ] (subject to adjustment during
                                           the  Redemption  Period  as  set  out
                                           herein)

        Party A Fixed Rate Payer
        Period End Dates:                  The 15th day of each  calendar  month
                                           from and including 15th November 2003
                                           to  and  including  the   Termination
                                           Date,   in  each  case   subject   to
                                           adjustment  in  accordance  with  the
                                           Following Business Day Convention

        Party A Fixed Rate Payer
        Payment Dates:                     Each Party A Fixed Rate Payer  Period
                                           End  Date.  Party  A will  provide  a
                                           clearing  system  notice  as  to  the
                                           amount  to be paid  on  each  Party A
                                           Fixed  Rate  Payer   Payment  Date  2
                                           Business  Days  prior  to  each  such
                                           Party A Fixed Rate Payer Payment Date

        Party A Fixed Rate Option:         [ ] per cent.

        Calculation Periods for Party A
        Floating Rate Amounts:             Each period from, and including,  the
                                           Party A Fixed Rate  Payer  Period End
                                           Date  to,  but  excluding,  the  next
                                           following  Party A Fixed  Rate  Payer
                                           Period End Date

        Designated Maturity:               1 month,  provided that in respect of
                                           the  first  Calculation   Period,  it
                                           shall  be for the  period  from  (and
                                           including) [ ] September 2003 to (but
                                           excluding) 15th November 2003

        Spread:                            [ ]%

        Party A Fixed Rate
        Day Count Fraction:                30/360 as  calculated  in  accordance
                                           with  Condition  5 of the  Conditions
                                           for the Notes

        Party B Floating Rate Amounts

        Party B Floating Rate Payer:       Party B

        Party B Currency Amount:           GBP [ ] (subject to adjustment during
                                           the  Redemption  Period  as  set  out
                                           below)

        Party B Floating Rate Payer
        Period End Dates:                  The  15th   day  of  each   November,
                                           February,   May  and  August  to  and
                                           including  the

                                           Termination   Date,   in  each   case
                                           subject to  adjustment  in accordance
                                           with: (a) the Following  Business Day
                                           Convention,  and (b)  the  Redemption
                                           Period  as set out  below  (following
                                           which the Party B Floating Rate Payer
                                           Period End Date shall be the  Amended
                                           Party B Floating  Rate  Payer  Period
                                           End Date)

        Party B Floating Rate Payer
        Payment Dates:                     15th November 2003 and thereafter the
                                           15th  day of each  calendar  month to
                                           and including the  Termination  Date,
                                           in each case subject to adjustment in
                                           accordance    with   the    Following
                                           Business Day Convention

        Party B Floating Rate Option:      GBP-LIBOR-BBA      calculated      in
                                           accordance with the Series 03-3 Class
                                           A2 Debt  Amount,  and  utilising  the
                                           Moneyline   Telerate  Page  specified
                                           therein,  provided that in respect of
                                           the  first  Calculation   Period  the
                                           Party B Floating Rate Option shall be
                                           a   linear   interpolation   of   the
                                           GBP-LIBOR-BBA  rates  for  the  first
                                           Calculation  Period and calculated in
                                           accordance with the Series 03-3 Class
                                           A2 Debt Amount

        Calculation Periods for Party B
        Floating Rate Amounts:             Each period from, and including,  one
                                           Party B Floating  Rate  Payer  Period
                                           End Date to, but excluding,  the next
                                           following Party B Floating Rate Payer
                                           Period  End Date,  provided  that the
                                           first  such  Calculation  Period  for
                                           Party B Floating  Rate Amounts  shall
                                           be from, and including, the Effective
                                           Date to, but excluding, 15th November
                                           2003,  (b) the last such  Calculation
                                           Period  for  Party  B  Floating  Rate
                                           Amounts  shall end on,  but  exclude,
                                           the Termination Date

        Designated Maturity:               In   respect   of   (a)   the   first
                                           Calculation  Period,  the period from
                                           (and including) the Effective Date to
                                           (but  excluding)  15th November 2003;
                                           and    (b)    Calculation     Periods
                                           thereafter,   3  months  (subject  to
                                           adjustment   during  the   Redemption
                                           Period as set out below)

        Spread:                            [ ]%

        Party B Floating Rate
        Day Count Fraction:                A fraction, the numerator of which is
                                           the  actual  number  of  days in such
                                           Calculation     Period     and    the
                                           denominator  of  which is 365 (or 366
                                           in the case of any Calculation Period
                                           ending in a leap year) as  calculated
                                           in accordance  with the interest rate
                                           applicable  to the Series  03-3 Class
                                           A2 Debt Amount

        Reset Dates:                       First day of each Calculation Period

3.      Details of Variation to Agreement:

3.1 Taxation: Neither Party A nor Party B is under any obligation to gross up any payments to be made under this Agreement for amounts withheld with respect to any Tax. In the event that a Tax is imposed such that Party B's payment hereunder shall be net of the amount of any Taxes so withheld, accounted for, deducted or suffered, then Party A's payment obligation shall be reduced in proportion to the amount by which the payments to be made by Party B are so reduced. In the event that a Tax is imposed such that Party A's payment hereunder shall be net of the amount of any Taxes so withheld, accounted for, deducted or suffered, then (subject to the first sentence of this Section 3.1 and Section 3.2, 3.3 and 3.4 below) the payment obligations of Party B shall remain the same.

3.2     Interest Deferral:

(A2) The obligation of Party B to pay the Party B Floating Rate Amount on any Party B Floating Rate Payer Payment Date will be reduced to the extent that, on such Party B Floating Rate Payer Payment Date, the amount of MTN Issuer Available Funds (Series 03-3 Class A2), and hence the amount of Party B Available Funds (Series 03-3 Class A2), is less than the Party B Floating Rate Amount calculated for such Party B Floating Rate Payer Payment Date (the amount of any such reduction, the "Deferred Interest Amount" for that Party B Floating Rate Payer Payment Date). "MTN Issuer Available Funds (Series 03-3 Class A2)" means, in relation to any Party B Floating Rate Payer Payment Date, the aggregate amount of Finance Charge Collections and Acquired Interchange that is distributed by the Receivables Trustee to Barclaycard Funding plc (the "MTN Issuer") by the Receivables Trustee (and deposited in the Series 03-3 Distribution Account) on the related Distribution Date in respect of the Class A2 Monthly Finance Amount (provided that, for the avoidance of doubt, MTN Issuer Available Funds (Series 03-3 Class A2) excludes any amounts distributed by the Receivables Trustee to the MTN Issuer in respect of Excess Finance Charge Amounts). "Party B Available Funds (Series 03-3 Class A2)" means, in relation to any Party B Floating Rate Payer Payment Date, the amount that is available to Party B for payment of the Party B Floating Rate Payer Payment Amount calculated for that Party B Floating Rate Payer Payment Date in accordance with the priority of payments set forth in the Trust Deed (provided that, for the avoidance of doubt, Party B Available Funds (Series 03-3 Class A2) shall exclude any amounts received by Party B in respect of Further Interest on the Series 03-3 MTN Certificate).

        The obligation of Party A to pay the Party A Fixed Rate Amount on any Party A Fixed Rate Payer Payment Date will be reduced by an amount equal to the Party A Fixed Rate Amount otherwise payable on such Party A Fixed Rate Payer Payment Date (prior to any adjustment thereof in accordance with this Section 3.2) multiplied by the Reduction Ratio. The "Reduction Ratio" is a fraction equal to:

                 Deferred Interest Amount
              -------------------------------------
               Aggregate Party B Payment Amount

        The "Aggregate Party B Payment Amount" is equal to the Party B Floating Rate Amount, before any adjustment thereof in accordance with the terms of the provisions


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

        of this Section 3.2, that would otherwise have been payable on such Party B Floating Rate Payer Payment Date.

(B) In the event that, on any Party B Floating Rate Payer Payment Date, there are any MTN Issuer Make-up Funds (Series 03-3 Class A2) and hence any Party B Make-up Funds (Series 03-3 Class A2) (any such amount for the relevant Party B Floating Rate Payer Payment Date, an "Additional Party B Amount"), the obligation of Party B to pay the Party B Floating Rate Amount on any Party B Floating Rate Payer Payment Date shall be increased by the Additional Party B Amount.

        Accordingly, on such Party B Floating Rate Payer Payment Date, Party B shall pay the Party B Floating Rate Amount that would otherwise have been calculated for that Party B Floating Rate Payer Payment Date as well as any Additional Party B Amount. "MTN Issuer Make-up Funds (Series 03-3 Class A2)" means, in relation to any Party B Floating Rate Payer Payment Date, the aggregate amount of Finance Charge Collections and Acquired Interchange that is distributed by the Receivables Trustee to the MTN Issuer on the related Distribution Date by deposit to the Series 03-3 Distribution Account in respect of either of the following: (a) the Class A2 Deficiency Amount (if and to the extent that the same is attributable to the Class A2 Monthly Finance Amount for any earlier Distribution Date); and (b) the Class A2 Additional Finance Amount (if and to the extent that the same is attributable to the Class A2 Deficiency Amount for any earlier Distribution Date), provided that, for the avoidance of doubt, the MTN Issuer Make-up Funds (Series 03-3 Class
        A2) shall exclude any amounts distributed by the Receivables Trustee to the MTN Issuer in respect of Excess Finance Charge Amounts. "Party B Make-up Funds (Series 03-3 Class A2)" means, in relation to any Party B Floating Rate Payer Payment Date, the amount that is available to Party B for payment of the Additional Party B Amount in accordance with the priority of payments set forth in the Trust Deed, provided that, for the avoidance of doubt, Party B Make-up Funds (Series 03-3 Class A2) shall exclude any amounts received by Party B in respect of Further Interest on the Series 03-3 MTN Certificate.

        The obligation of Party A to pay the Party A Fixed Rate Amount on any Party A Fixed Rate Payer Payment Date will be increased by an amount (the "Additional Party A Amount") equal to the Party A Fixed Rate Amount otherwise payable on such Party A Fixed Rate Payer Payment Date (prior to any adjustment thereof in accordance with this Section 3.2) multiplied by the Increase Ratio. Accordingly, on such Party A Fixed Rate Payer Payment Date, Party A shall pay the Party A Fixed Rate Amount as well as the Additional Party A Amount. The "Increase Ratio" is a fraction equal to:

                 Additional Party B Amount
              --------------------------------------
                Aggregate Party B Payment Amount

3.3     Redemption Protection Period.

        In  the  event  that  the   Regulated   Amortisation   Period  or  Rapid
        Amortisation Period commences prior to the Series 03-3 Scheduled Redemption Date, certain deposit arrangements will apply. In such event, the period from the date of the commencement of the Regulated Amortisation Period or the Rapid Amortisation Period to and including the series 03-3 scheduled redemption date is called the "Redemption Protection Period".

        During the Redemption Protection Period, on any business day on which an amount (each such amount, a "Class A2 Investor Interest Redemption Amount") is deposited into the Series 03-3 Issuer Account towards redemption of the Series 03-3 MTN Certificate and where such amount is referable to the Class A2 Investor Interest, the amount of such Class A2 Investor Interest Redemption Amount shall be withdrawn by Party B from the Series 03-3 Issuer Account and deposited into an account (the "Class A2 Accumulation Account") in the name of Party B (each such deposit is called an "Interim Class A2 Principal Repayment").

        All amounts representing any Interim Class A2 Principal Repayment shall be: (1) maintained in the Class A2 Accumulation Account; (2) held by Party B subject to the security created pursuant to the Deed of Charge; and (3) invested in Swap Permitted Investments (as defined below) as directed by Party A. All income from the Class A2 Accumulation Account is called the "Reinvested Collateral Income". The Reinvested Collateral Income will be released to Party B on each Party B Floating Rate Payer Payment Date. In addition to utilising Party B Available Funds (Series 03-3 Class A2, Party B shall also utilise Reinvested Collateral Income and income from Swap Permitted Investments for the Party B Floating Rate Payer Payment for that Party B Floating Rate Payer Payment Date.

        Party B's obligation to pay the applicable Party B Floating Rate Payer Payment shall be reduced on each Party B Floating Rate Payer Payment Date by an amount (if any) by which (a) the aggregate amount of the Interim Class A2 Principal Repayment funds then standing to the credit of the Class A2 Accumulation Account on that Party B Floating Rate Payer Payment Date (but not including any Interim Class A Principal Repayment Funds to be deposited on that Party B Floating Rate Payer Payment Date) multiplied by the Party A Fixed Rate Option (and calculated using the applicable Day Count Fraction therefor), exceeds (b) the Reinvested Collateral Income and income from Swap Permitted Investments released to Party B on that Party B Floating Rate Payer Payment Date. Party B's obligation to pay the applicable Party B Floating Rate Payer Payment shall be increased on each Party B Floating Rate Payer Payment Date by an amount (if any) by which: (a) the Reinvested Collateral Income and income from Swap Permitted Investments released to Party B on that Party B Floating Rate Payer Payment Date, exceeds (b) the aggregate amount of the Interim Class A2 Principal Repayment funds then standing to the credit of the Class A2 Accumulation Account on that Party B Floating Rate Payer Payment Date (but not including any Interim Class A Principal Repayment Funds to be deposited on that Party B Floating Rate Payer Payment Date) multiplied by the Party A Fixed Rate Option (and calculated using the applicable Day Count Fraction therefor).

        "Swap Permitted Investments" means any sterling-denominated bond, debenture, note or other investment or security evidencing debt which
        (1)(i) has a residual maturity of 364 days or less (and where such maturity date is no later than a date which is on or prior to the Series 03-3 Scheduled Redemption Date), (ii) is purchased at a price no greater than par plus accrued interest, if any, and (iii) (A2) has ratings of "A-1+" from

        Standard & Poor's, "P-1" from Moody's and, if rated by Fitch Ratings, F1+ from Fitch Ratings, at the time of investment or (B) has different ratings if each of the trustee has been provided with a letter from Standard & Poor's and Moody's to the effect that investment in such securities will not adversely affect the then current rating of the class A1 notes or (2) is a floating rate AAA instrument with a residual maturity of 365 days or greater (and where such maturity date is no later than a date which is on or prior to the Series 03-3 Scheduled Redemption Date) which has received the consent of Standard & Poor's and Moody's, provided that a rating with a "r" suffix or equivalent shall not constitute a Swap Permitted Investment within the above meaning unless otherwise agreed by Standard & Poor's.

3.4     Redemption Period.

        On the Series 03-3 Scheduled Redemption Date in the event that the Series 03-3 Class A2 Debt Amount is not redeemed in full on such date (such event, a "Redemption Trigger") then the following provisions shall apply.

        The "Redemption Period End Date" is the earlier of (a) the Party B Floating Rate Payer Payment Date falling in September 2008, and (b) the date upon which the Series 03-3 Class A2 Debt Amount is redeemed in full.

        From the occurrence of the Redemption Trigger, the Termination Date shall be amended to be the Redemption Period End Date. The period from and including the date on which the Redemption Trigger occurs and the Redemption Period End Date is called the "Redemption Period".

        During the Redemption Period:

        (a) the Party B Floating Rate Payer Period End Date shall be amended (each such Party B Floating Rate Payer Period End Date thereafter, an "Amended Party B Floating Rate Payer Period End Date") to be the 15th day of each calendar month, subject to adjustment in accordance with the Following Business Day Convention, provided that if the Redemption Period commences on a day other than a date which would otherwise have been a Party B Floating Rate Payer Period End Date (but for adjustment in accordance with this Section 3.4) then the first Amended Party B Floating Rate Payer Period End Date shall be the Party B Floating Rate Payer Period End Date which would have occurred but for adjustment in accordance with this Section 3.4 and thereafter each Amended Party B Floating Rate Payer Period End Date shall be the 15th day of each calendar month, subject to adjustment in accordance with the Following Business Day Convention;

        (b) the Designated Maturity for Party B shall change to 1 month commencing on the first Amended Party B Floating Rate Payer Period End Date.

3.5 Amortisation of Party A Currency Amount and Party B Currency Amount during Redemption Period

        During the Redemption Period, on each Party B Floating Rate Payer Period End Date (including the Series 03-3 Scheduled Redemption Date if the Redemption Trigger falls on the Series 03-3 Scheduled Redemption Date), the Party B Currency Amount shall be reduced (for the next following Calculation Period for Party B) by the amount on deposit on that Party B Floating Rate Payer Period End Date in the Series 03-3 Issuer Account and referable to the Series 03-3 Class A2 Debt Amount and credited to the Class A2 Notes Principal Ledger (the amount of such reduction, the "Party B Amortisation Amount"). On each Party B Floating Rate Payer Payment Date corresponding to such Party B Floating Rate Payer Period End Date, Party B shall pay to Party A an amount equal to the Party B Amortisation Amount.

        During the Redemption Period, on each Party A Fixed Rate Payer Period End Date (including the Series 03-3 Scheduled Redemption Date if the Redemption Trigger occurs on the Series 03-3 Scheduled Redemption Date), the Party A Currency Amount shall be reduced (for the next following Calculation Period for Party A2) by an amount (the "Party A Amortisation Amount") calculated as specified below. The Party A Amortisation Amount is equal to A x B/C where:

        A = the Party A Currency Amount calculated on the Effective Date

        B = the Party B Amortisation Amount applicable on the Party B Floating Rate Payer Period End Date occurring on such Party A Fixed Rate Payer Period End Date

        C = the Party B Currency Amount calculated on the Effective Date.

        On each Party A Fixed Rate Payer Payment Date, Party A shall pay to Party B an amount equal to the Party A Amortisation Amount, if any.

        If the Termination Date occurs at the end of the Redemption Period, to the extent that, on the Termination Date, there are no funds in respect of principal deposited in the Series 03-3 Distribution Account for Class A, and hence no funds (in respect of principal) deposited by the MTN Issuer in the Series 03-3 Issuer Account and referable to the Series 03-3 Class A2 Debt Amount, on and with effect from on the Termination Date each of the Party B Currency Amount and the Party A Currency Amount shall be reduced to zero.

4.      Account Details

        Account for           Barclays Bank PLC
        Payments to Party A   SWIFT: BARCGB22
        in GBP:               Sort code: 20-00-00
                              Beneficiary: Barclays Swaps
                              Beneficiary Account: 00152021

        Account for           Barclays Bank PLC NY
        Payments to Party A   SWIFT: BARCUS33
        in USD                Beneficiary: Barclays Swaps and Options Group NY
                              Beneficiary Account: 050-01922-8

        Account for           Barclays Bank PLC

        Payments to Party B   Sort code: 20-19-90
        in GBP:               Account number: [ ]

        Account for           Barclays Bank PLC
        Payments to Party B   Sort code: 20-19-90
        in USD:               Account number: [ ]

5.      Contact for Party A Documentation and Operations:

        Barclays Bank PLC
        Attention:            Derivatives Director, Legal Division (marked
                              urgent)
        Telephone:            +44 20 7773 2224
        Fax No:               +44 20 7773 4932

6.      Governing Law: England

Please confirm that the foregoing correctly sets forth the terms of our agreement by executing the copy of this Confirmation enclosed for that purpose and returning it to us.

                              BARCLAYS BANK PLC

                              By:

                              Title:

                              Confirmed as of the date first written:

                              GRACECHURCH CARD FUNDING (NO. 5) PLC

                              By:
                              Per pro SFM Directors (No. 2) Limited, as Director
                              Title: Authorised Signatory